® Sonic Automotive – Investor Presentation April 2022 Updated April 28, 2022

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, the effects of COVID-19 and new variants of the virus on operations, our anticipated future new vehicle unit sales volume, revenues and profitability, our anticipated future used vehicle unit sales volume, revenues and profitability, future levels of consumer demand for new and used vehicles, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated expense reductions, long-term annual revenue and profitability targets, anticipated future growth capital expenditures, profitability and pricing expectations in our EchoPark Segment, EchoPark’s omnichannel strategy, anticipated future EchoPark population coverage, anticipated future EchoPark revenue and unit sales volume, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, anticipated future acquisition synergies, the integration of the RFJ Auto acquisition, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC.

3 Company Overview

4 ® Sonic Automotive: Who We Are QUICK FACTS (NYSE: SAH) a Fortune 500 Company and One of the Nation’s Largest Automotive Retailers 160 25+ 23 17 $12.4 Billion $1.9 Billion 103K New Vehicles Sold 183K Total Revenues Automotive Brands Locations Used Vehicles Sold Collision Centers States Gross Profit Note: Location Counts As Of April 28, 2022. Revenues, Gross Profit, New & Used Vehicles Sold are for FY 2021 Our Core Franchised Dealerships Segment is a Full-Service Automotive Retail Business With Strategic Growth Levers Across Multiple Business Lines with a Diversified Brand Portfolio Our High Growth EchoPark Segment Offers a Unique Approach to Pre-Owned Vehicle and F&I Sales Below-Market Pricing with a No Haggle Purchase Experience Drives Industry-Leading Used Vehicle Volume Throughput

Investment Highlights



Multiple Growth And Profit Drivers For Franchised Segment

Broad Revenue Stream **Diversification**

Unique, High Return EchoPark Business Model

Sonic Automotive

Expect To Grow Total Revenue To $28 Billion By 2025

EchoPark AUTOMOTIVE

Complementary Relationship – Sonic Franchised And EchoPark

Focused On **Expense Control** And Maintaining **Strong Balance Sheet**

Disciplined Capital Allocation To Accelerate EchoPark Growth

Note: Total revenue projection is estimate of future results. Actual results may differ. Anticipated 2025 revenue includes $3.2 billion in annual revenues expected from the RFJ Auto acquisition completed in December 2021.
See "Forward-Looking Statements."

Sonic Automotive EchoPark AUTOMOTIVE 5

6 Revenue Composition BY GEOGRAPHY TX 28% CA 24% CO 9% TN 8% FL 7% AL 5% GA 4% NC 4% MD 2% SC 2% VA 2% NV 2% All Others 3% Broad Geographic Distribution Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space Note: Percentages are Percent of Total Revenue for FY 2021

7 Revenue Composition – Diversified Revenue Streams Note: Percentages are Percent of Total for FY 2021 5% 33% 11% 35% 42% 7% 42% 25% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Brand Distribution Note: Percentages are Percent of Total Revenue for FY 2021 Brand % of Revenue Franchise Brand % of Revenue BMW 21% Mercedes 10% Audi 5% Lexus 4% Land Rover 3% Porsche 3% Cadillac 2% Volvo 1% Other Luxury (1) 3% Honda 10% Toyota 6% Volkswagen 1% Hyundai 1% Nissan 1% Other Import (2) 1% EchoPark 18% Non-Franchise 18% Ford 5% Chevrolet GMC Buick 4% Luxury 52% 20%Import Domestic 10% (1) Includes MINI, Maserati, Jaguar, Infiniti, Acura and Alfa Romeo (2) Includes Subaru and Mazda Business Line Mix Majority Of Gross Profit Driven By Stable Business Lines

8 ® EchoPark Automotive – A Unique Growth Story Growing Nationwide Distribution Network Expected To Reach 90% Of Population By 2025 Unique, High Return Business Model Focus On High Quality 1 to 4-Year-Old Nearly New Vehicles Wide Reach – 30% of Guests Travel More Than 30 Minutes To Shop Our Inventory Priced Up To $3,000 Below Market With Simplified, Easy Purchase Experience Focus On Pre-Owned Market – 2.5x Larger & More Stable Than New Vehicle Market The New Car Alternative™ Price. Quality. Experience.

9 Franchised Dealerships ® ® Complementary Relationship Between Segments • Thrives When New Vehicle Industry Is Healthy, Particularly Where Luxury Brands Are Strong • Diversified Revenue Streams • Relatively Low Fixed Costs And Multiple Strategic Levers • Further Growth Opportunities:  Parts And Service Business  Used Vehicles  F&I Penetration  Expense Leverage  Strategic Acquisitions • Strong Secular Growth Phase Due To:  Focus On Highly Fragmented Pre-Owned Vehicle Market  Below-Market Pricing Strategy  Simplified, Easy Purchase Experience • In A Declining Pre-Owned Vehicle Price Environment, EchoPark Should:  Benefit From Rapid Inventory Turns, Creating An Even Greater Pricing Advantage Over Competitors To Drive Additional Unit Sales Volume

10 Strategic Direction • Continued Growth Opportunity In Parts & Service, F&I Per Unit • Ongoing Profitability Enhancement Through SG&A Expense Control, Inventory Management • Pursue Strategic Acquisition Opportunities As Market Evolves • Utilize Existing Infrastructure To Support Omnichannel Distribution Network • Early-Stage Strong Secular Growth Phase • Achieved >30% U.S. Population Coverage By End Of 2021, Expect 90% Coverage By 2025 • Nationwide Distribution Network Expected To Deliver 575,000 Unit Sales And $14 Billion In Annual Revenues By 2025 • Addressable Market Opportunity Of 2 Million Vehicles • Invest In Proprietary Digital Retail Platform To Accelerate Growth • Focus On Guest Experience To Drive Market Share Gains • Balanced Capital Allocation Strategy Prioritizes Highest Return on Investment • Return Of Capital To Shareholders Via Dividend And Share Repurchase Program Franchised Dealerships EchoParkStrategic Drivers Note: Profitability, unit sales volume, revenue, and population coverage projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.”

11 Strong Balance Sheet And Liquidity March 31, 2022 December 31, 2021 (In Millions) Cash and cash equivalents 360.2$ 299.4$ Availability under the 2021 Revolving Credit Facility 274.0 281.4 Availability under the 2019 Mortgage Facility 24.9 22.2 Floor plan deposit balance 125.5 99.8 Total available liquidity resources 784.6$ 702.8$ Covenant Requirement* March 31, 2022 December 31, 2021 Liquidity ratio >= 1.05 1.26 1.26 Fixed charge coverage ratio >= 1.20 2.66 2.69 Total lease adjusted leverage ratio <= 5.75 2.11 2.46 Net debt to Adjusted EBITDA ratio(1) 1.48 1.80 * As Defined In The 2021 Revolving Credit Facility and 2019 Mortgage Facility (1) Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) and Net Debt To Adjusted EBITDA Ratio (A Non-GAAP Measure) Current Leverage Ratios Are Within Internal Target Range $87M Increase in Cash And Deposits

12 EchoPark

EchoPark – Brand Promise

EchoPark AUTOMOTIVE

Price. Quality. Experience.

Up To **40%** Below New Vehicle Price

Up To **$3,000** Below Used Vehicle Market Price

High Quality, Low Mileage Vehicles

Transparent Guest-Centric Experience

New Car Feel Without The New Car Price

Free CARFAX Report With Every Vehicle

Buy & Sell Your Way – On-Site Or Online

Complete Purchase In Under An Hour

Low Cost Omnichannel Model

Sonic Automotive EchoPark AUTOMOTIVE
13

14 EchoPark – Developing Nationwide Distribution Network Over 30% Population Coverage To Date Target 90% Population Coverage By 2025 Note: Future locations and U.S. population coverage are based on projections. Actual results may differ. See “Forward-Looking Statements.” Existing Delivery Center Future Delivery Center Coverage Area Existing Retail Hub Future Market Opportunities

EchoPark – Addressable Market Opportunity

Annual Retail Vehicle Sales Volume


15+ MILLION
1–4-Year-Old Vehicles
13+ MILLION
New Vehicles
6+ MILLION
5–6-Year-Old Vehicles
2 MILLION
EchoPark AUTOMOTIVE
Opportunity

EchoPark® AUTOMOTIVE

Target
90% Population Coverage
By 2025 With Growing Nationwide Distribution Network

Target
10% Market Share
Already Achieving This Share* In Multiple Markets

Priced Up To
40% Below New
Converts Prospective New Car Buyers

Priced Up to
$3,000 Below Used
Competes On Price vs. 5 to 6-Year-Old Vehicles, Consumer Can Buy Newer Vehicle For Same Price

* Share Of Vehicles That Fit Model In Existing EchoPark Markets

2.1% Q1 2022 Average Market Share* (3.2% Excluding New Markets)
Most Mature Market Had 10.9% Share In Q1 2022

Sonic Automotive EchoPark AUTOMOTIVE
15

EchoPark – Growth Forecast

Total Revenues (In Billions)


$14.0
56%
CAGR
$2.3
FY 2021
FY 2025E

Adjusted Pre-Tax Profit (Loss) (In Millions)


$220.0
$(65.6)
FY 2021*
FY 2025E

Adjusted EBITDA (In Millions)


$260.0
$(46.3)
FY 2021*
FY 2025E

Retail Unit Sales Volume


575,000
77,835
FY 2021
FY 2025E

Growth Drivers

- **Reached >30% Of U.S. Population By End Of 2021, Expect 90% By 2025**
- **Population Coverage, Market Density Growth And Continued Market Share Gains Drive Long-Term Opportunity To Achieve 2 Million Retail Unit Sales Annually**
- **Existing Markets Generate ~400,000 Unique Leads On An Annualized Basis**
- **Expand Through Mix Of Medium/Large Retail Hubs And Delivery Centers Supporting Growing eCommerce Distribution Network**
  - **See 4-Wall Model On Next Slide**

Note: Amounts are estimates of future results used for modeling purposes. Actual results may differ materially.
* Refer To Appendix For Calculation And Reconciliation of Adjusted Pre-Tax Profit (Loss) and Adjusted EBITDA (Non-GAAP Measures)

16

EchoPark – Modeled 4-Wall Economics At Maturity

(Modeled Metrics Assume 100% Maturity)	Delivery Center	Medium Retail Hub	Large Retail Hub
Average Monthly Retail Unit Volume	300	750	1,500
Average Vehicle Selling Price	$ 20,500	$ 20,500	$ 20,500
Total Annual Revenues	$ 82,000,000	$ 205,000,000	$ 410,000,000
Total Combined Gross Profit Per Unit Retailed ("GPU")	$ 1,700	$ 2,150	$ 2,150
Target SG&A Expenses as % of Gross Profit	65%	60%	60%
Annual Pre-Tax Profit	**$ 2,100,000**	**$ 7,200,000**	**$ 14,400,000**
Average Compensation Per Employee (with Fringe)	$ 68,000	$ 78,000	$ 78,000
Total Headcount	7	105	170
Sales Experience Guide ("EG") Headcount	N/A	25	50
Average Retail Unit Sales Per EG Per Month	N/A	30	30
Target Inventory Days' Supply	N/A	30 Days	30 Days
Working Capital Investment	$ -	$ 15,000,000	$ 31,000,000
Inventory Floor Plan Financing	$ -	$ (15,000,000)	$ (31,000,000)
Capital Expenditures, Including Land (Varies By Market)	**$1-2 Million**	**$7-12 Million**	**$20-25 Million**
Estimated Months to Breakeven	3-6 Months	6-9 Months	6-9 Months
Estimated Years to Maturity	2 Years	4 Years	5 Years
Expected Pre-Tax Return On Investment	**55%+**	**35% - 50%**	**28% - 33%**

Note: Assuming target GPU above, estimated average pre-tax losses of $1.5 to $2.0 million per new medium or large retail hub opening in normal used vehicle pricing environment (Approximately ~40% incurred in 3 months prior to opening, ~60% incurred post-opening prior to targeted breakeven). Pre-tax losses for new Delivery Center locations are expected to be approximately $0.2 million per location prior to targeted breakeven in normal used vehicle pricing environment.

Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ. See "Forward-Looking Statements."

17

EchoPark – Delivery Center Model



Existing Retail Hub

Example Delivery Center Market Coverage Opportunity

EchoPark AUTOMOTIVE

Delivery Center Model

- Utilize Nearby Retail Hub For Inventory Storage And Reconditioning (Asset Light Expansion)
- Advertise Inventory Online In Surrounding Markets
- Drive Incremental eCommerce Sales In New Markets
- Inspect & Buy Vehicles From Guests After Online Appraisal And Firm Purchase Offer
- Arrange Vehicle Transport To Delivery Center
- Guest Picks Up Vehicle At EchoPark Delivery Center Nearest Their Home (i.e. Next-To-Last-Mile Delivery)

Strategic Advantages

- Accelerates Entry Into New Markets With Minimal Capital Expenditures Or Overhead Costs
- Same Guest-Centric Purchase Experience And Convenience
- Blend Of Brick And Mortar And eCommerce Distribution Network Creates Operating Leverage

Delivery Center Markets

- Expect To Support 3 To 4 Delivery Centers Per Retail Hub
- Target Adjacent Secondary Markets Or Large Metro Markets Where Traditional Dealership Real Estate Is Unavailable Or Cost Prohibitive

Sonic Automotive EchoPark AUTOMOTIVE

18

EchoPark – High Volume Model Drives Superior Returns

Ultra-Low Pricing › **Attractive F&I** › **High Volume Throughput**

Below-Market Pricing Drives High Customer Lead Volume

Higher Penetration Rates On F&I Products vs. Industry Average

5X Volume Throughput Per Retail Hub vs. Sonic Franchised Stores

Gross Profit Per Unit ("GPU")	Franchised Used	EchoPark	Better / (Worse)
Front-End Used Vehicle GPU	$1,300	$(100)	
F&I GPU	$1,800	$2,250	
Parts and Service Reconditioning GPU	$500	-	
Total Used-Related GPU	$3,600	$2,150	($1,450)
Volume Differential Factor	x1	X5	
Pro Forma Comparative Used-Related Gross Profit	**$3,600**	**$10,750**	**$7,150**

Note: Amounts are normalized estimates of future results used for comparative modeling purposes. Actual results may differ.

Sonic Automotive EchoPark Automotive
19

20 EchoPark – Industry Headwinds & Action Plan Industry Headwinds • Supply Chain Disruption Driving Low New Vehicle Production And Inventory Levels, Increasing Demand For Used Vehicles At Auction • Rental Car Companies Cannot Source Sufficient New Vehicles Directly, Turned To Used Vehicle Auction Market To Supply Their Fleet, Driving Used Vehicle Prices To All-Time Highs • Used Price As A Percentage Of New Price At Nearly 70% (Typically In 55-60% Range) Negatively Impacts Affordability EchoPark Action Plan • Expanding Inventory To Include 5-8 Year Old Vehicles At Lower Inventory Acquisition Cost And Lower Retail Selling Price, Improving Consumer Affordability And Gross Profit Per Unit • Implemented Marketing Strategy To Source More Vehicles From Consumers • Piloting Enhanced Guest Experience In Select Delivery Center Markets • Launching New EchoPark.com To Modernize eCommerce Offering And Drive Improved Sales Efficiency And Volume Throughput • EchoPark Brand Launch Coming Soon – Will Increase Consumer Awareness And Advertising Reach Beyond Being A Low Price Leader Initial Results • Improved Non-Auction Sourcing Mix From 7% In Q1 2021 To 23% In Q1 2022 • Denver Hub Location Returned To Profitability In March, Tracking Similarly For April • New EchoPark.com Site Rolled Out To 80% Of National Web Traffic • Achieved Highest Reputation Scores In The Pre-Owned Competitive Segment $30,665 $44,767 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Jan-18 Jan-19 Jan-20 Jan-21 Jan-22 NADA New and Used Vehicle Prices Used New 68.5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Jan-18 Jan-19 Jan-20 Jan-21 Jan-22 Used Vehicle Price as a % of New Vehicle Price

21 EchoPark – Growth Path 212 660 881 920 764 941 1,136 1,585 1,685 1,673 2,049 2,400 4,496 5,518 7,459 7,698 8,762 11,051 12,587 13,206 12,676 13,986 13,207 15,127 14,841 19,670 21,261 21,255 15,649 14,995 $- $100 $200 $300 $400 $500 $600 $700 (In M illi on s) Quarterly Used Retail Units Quarterly Revenue Lower Unit Volume In Q4 2021 And Q1 2022 A Result Of Strategic Price Adjustments To Manage Inventory Levels And Mitigate Operating Losses Amid Ongoing Challenges In Used Vehicle Price Environment

22 EchoPark – Adjusted EBITDA Trend ($2.8) ($1.1) ($3.4) ($2.2) ($3.0) ($2.1) $5.0 $4.8 $6.4 $5.3 $5.2 $5.6 $3.1 ($2.9) $6.2 ($9.4) ($28.5) ($14.6) ($29.0) $6.1 $6.2 $6.8 $4.8 $(0.3) $6.7 $(4.0) $(11.7) $(6.1) $(17.9) $(30) $(25) $(20) $(15) $(10) $(5) $- $5 $10 Adjusted EBITDA Less Impact of New Stores (In M illi on s) Current Headcount And SG&A Structure Is Based On Higher Unit Sales Volume Projections Expected Once Transitory Used Pricing Environment Normalizes Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) Adjusted EBITDA by Month Jan 2022 Feb 2022 Mar 2022 Q1 2022 Total EchoPark $ (9.4) $(11.6) $ (8.0) $ (29.0) Impact of New Stores $ (4.2) $ (3.8) $ (3.1) $ (11.1) Impact of Stores Open >12 Months $ (5.2) $ (7.8) $ (4.9) $ (17.9) Used Retail Unit Volume 4,776 4,385 5,834 14,995

23 Franchised Dealerships

24 New & Used Vehicle Sales Parts & Service (P&S) Finance & Insurance (F&I) ® Franchised Dealerships Franchised Dealerships111 Brands, Luxury Weighted25+ Diversified Revenue Streams • New & Used Vehicle Sales • Parts Service (P S) • Finance & Insurance (F&I) Collision Repair Centers17 18 States Stable Business With Organic And Acquisition Growth Opportunities Resilient And Flexible Business Model Through Economic Cycles

25 Franchised Dealerships – Geographic Footprint Diversified Geographic Market Platform 111 Stores, 25+ Brands, 17 Collision Repair Centers RFJ Auto Acquisition Closed In December 2021 • 22 Franchised Locations In 6 States, 16 New Vehicle Brands • Added 5 New States, 5 New Brands To Portfolio

26 Franchised Dealerships – Strategic Growth Levers Multiple Growth Drivers Pursue Strategic Acquisitions Opportunities Grow Parts and Service Retention Maximize F&I Penetration High Used Vehicle Volume Throughput Data-Driven Inventory Management Apply EchoPark Learnings Develop Omnichannel Platform SG&A Expense Discipline Realize Synergies From Acquisitions

27 Omnichannel Strategy

Full Omnichannel Infrastructure

Sonic Automotive | EchoPark AUTOMOTIVE

Buy & Sell Your Way

ON-SITE ↔ ONLINE

Seamless Guest Experience

Digital Interface	Develop & Launch eCommerce Platform
	Proprietary Ability to Buy a Car A to Z Online or Any Step In Between
People	Guest Experience Managers; Centralized Appraisals, Inventory Sourcing, Pricing; Centralized Call Support; Centralized F&I; Centralized Marketing
Proprietary Technology	Utilize SIMS, Python Analytics, Robotic Process Automation, Hyper-Intelligence Technology

Sonic Automotive EchoPark AUTOMOTIVE 28

Buy & Sell Your Way

Buy & Sell Your Way

- Our Blend Of Brick And Mortar And eCommerce Strategies Allows Guests To **Choose Their Preferred Buying Approach**
- A **Flexible, Guest-Centric** Experience With Options
- Will Be **Seamless To The Guest**, Regardless Of Which Path They Choose

Buy On-Site

- Complete A Traditional Vehicle Purchase Experience With A **Modern, Technology-Enabled Approach**
- Can Be Completed In **Under An Hour**

Start Online, Finish On-Site Or Buy Completely Online

- Research Online, Utilize Chat, Text, Phone, Zoom To **Reduce In-Person Process**
- Review And Select Insurance Products And Financing Options
- Includes Online Trade-In Appraisal And **Firm Purchase Offer**

- Complete A Full eCommerce Transaction **In Minutes**
- **Conveniently** Test Drive And Finalize Purchase At Franchised Dealership, EchoPark Retail Hub Or EchoPark Delivery Center

Represents ~10% Of Q1 2022 Vehicle Sales Transactions

29

30 New EchoPark.com Results to Date Rolled Out To 80% Of National Traffic With 100% Roll-Out Planned For Q2 2022 Conversion Rate 30% Higher Compared To Old Website F&I of $2,325 Per Unit Exceeding Projections For Online F&I Product Sales Over 70% Of Vehicles Sold Out Of Market, Driving Incremental Reach Technical Site Improvements – Bounce Rate 91% Better, Time On Site 33% Better, Pages Per Session 32% Better Than Old Website

31 Appendix

32 Non-GAAP Reconciliation – Segment Income Franchised Dealerships Segment EchoPark Segment Consolidated (In millions, except unit data) Q1 2022 Q1 2021 Q1 2022 Q1 2021 Q1 2022 Q1 2021 Revenues 2,961.3$ 2,279.7$ 625.3$ 507.1$ 3,586.6$ 2,786.8$ Gross profit 527.0$ 355.0$ 44.4$ 45.9$ 571.3$ 400.9$ SG&A expenses 315.2$ 250.1$ 71.8$ 39.3$ 387.0$ 289.4$ Segment income 163.8$ 70.6$ (34.9)$ 2.0$ 128.9$ 72.6$ Impairment charges - - - - - - Earnings (loss) from continuing operations before taxes 163.8$ 70.6$ (34.9)$ 2.0$ 128.9$ 72.6$ New vehicle unit sales volume 28,983 24,358 85 - 29,068 24,358 Retail used vehicle unit sales volume 27,078 27,236 14,995 19,670 42,073 46,906 Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

Non-GAAP Reconciliation – Segment Income

(In millions, except unit data)	Franchised Dealerships Segment FY 2021	Franchised Dealerships Segment FY 2020	EchoPark Segment FY 2021	EchoPark Segment FY 2020	Consolidated FY 2021	Consolidated FY 2020
Revenues	$ 10,051.1	$ 8,348.0	$ 2,345.3	$ 1,419.0	$ 12,396.4	$ 9,767.0
Gross profit	$ 1,765.6	$ 1,309.4	$ 148.8	$ 114.0	$ 1,914.3	$ 1,423.6
SG&A expenses	$ 1,076.9	$ 933.7	$ 197.8	$ 94.9	$ 1,274.7	$ 1,028.7
Adjusted segment income	$ 547.1	$ 227.2	$ (65.5)	$ (1.2)	$ 481.6	$ 226.0
Acquisition and disposition-related gain (loss)	(1.2)	4.0	-	5.2	(1.2)	9.2
Long-term compensation charges	-	-	(6.5)	-	(6.5)	-
Loss on extinguishment of debt	(15.6)	-	-	-	(15.6)	-
Segment income	$ 530.3	$ 231.2	$ (72.0)	$ 4.0	$ 458.3	$ 235.2
Impairment charges	-	(270.0)	(0.1)	-	(0.1)	(270.0)
Earnings (loss) from continuing operations before taxes	$ 530.3	$ (38.8)	$ (72.1)	$ 4.0	$ 458.2	$ (34.8)
Adjusted earnings (loss) from continuing operations before taxes	$ 547.1	$ 226.4	$ (65.6)	$ (1.2)	$ 481.5	$ 225.2
Acquisition and disposition-related gain (loss)	(1.2)	4.0	-	5.2	(1.2)	9.2
Long-term compensation charges	-	-	(6.5)	-	(6.5)	-
Loss on extinguishment of debt	(15.6)	-	-	-	(15.6)	-
Impairment charges	-	(269.2)	-	-	-	(269.2)
Earnings (loss) from continuing operations before taxes	$ 530.3	$ (38.8)	$ (72.1)	$ 4.0	$ 458.2	$ (34.8)
Adjusted net income (loss) from continuing operations					$ 366.3	$ 168.9
Acquisition and disposition-related gain (loss) (before taxes)					(1.2)	9.2
Long-term compensation charges (before taxes)					(6.5)	-
Loss on extinguishment of debt (before taxes)					(15.6)	-
Impairment charges (before taxes)					-	(269.2)
Tax effect of items of interest and non-recurring tax items					5.9	40.4
Net income (loss) from continuing operations					$ 348.9	$ (50.7)
New vehicle unit sales volume	103,358	93,281	128	-	103,486	93,281
Retail used vehicle unit sales volume	105,457	101,864	77,835	57,161	183,292	159,025

Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

33

34 Non-GAAP Reconciliation – Adjusted EBITDA Note – Balance Sheet Amounts Are As Of December 31 For The FY Then Ended And As Of March 31, 2022 For The LTM Q1 2022 Period. (In millions) FY 2018 FY 2019 FY 2020 FY 2021 LTM Q1 2022 Net Income (Loss) 51.7$ 144.1$ (51.4)$ 348.9$ 392.0$ Provision For Income Taxes 22.6 55.0 15.6 109.3 121.8 Income (Loss) Before Taxes 74.3$ 199.1$ (35.8)$ 458.2$ 513.8$ Non-Floor Plan Interest 52.0 50.5 38.7 44.7 54.9 Depreciation and Amortization 96.7 95.6 93.9 104.3 110.9 Stock-Based Compensation Expense 11.9 10.8 11.7 15.0 15.9 Loss (Gain) On Exit Of Leased Dealerships 1.7 (0.2) - - - Impairment Charges 29.5 20.8 270.0 0.1 0.1 Loss (Gain) On Debt Extinguishment - 6.7 - 15.6 15.6 Long-Term Compensation Charges 32.5 - - 8.0 7.5 Acquisition and Disposition-Related (Gain) Loss (39.3) (74.8) (8.2) (0.4) (1.5) Adjusted EBITDA 259.3$ 308.5$ 370.3$ 645.5$ 717.2$ Long-Term Debt (Including Current Portion) 945.1$ 706.9$ 720.1$ 1,561.2$ 1,546.3$ Cash and Equivalents (5.9) (29.1) (170.3) (299.4) (360.2) Floor Plan Deposit Balance - - (73.2) (99.8) (125.5) Net Debt 939.2$ 677.8$ 476.6$ 1,162.0$ 1,060.6$ Net Debt To Adjusted EBITDA Ratio 3.62 2.20 1.29 1.80 1.48 Long-Term Debt (Including Current Portion) To Adjusted EBITDA Ratio 3.64 2.29 1.94 2.42 2.16

35 Non-GAAP Reconciliation – Adjusted EBITDA By Segment Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In millions) (In millions) Net Income (Loss) $ 97.3 $ 54.2 Provision For Income Taxes 31.6 19.1 Income (Loss) Before Taxes $ 163.8 $ (34.9) $ - $ 128.9 $ 70.6 $ 2.0 $ 0.7 $ 73.3 Non-Floor Plan Interest 19.0 0.7 - 19.7 9.1 0.4 - 9.5 Depreciation And Amortization 25.9 5.2 - 31.1 21.2 3.3 - 24.5 Stock-Based Compensation Expense 4.4 - - 4.4 3.5 - - 3.5 Long-Term Compensation Charges - - - - - 0.5 - 0.5 Gain On Franchise And Real Estate Disposals (1.1) - - (1.1) - - - - Adjusted EBITDA $ 212.0 $ (29.0) $ - $ 183.0 $ 104.4 $ 6.2 $ 0.7 $ 111.3 Q1 2022 Q1 2021

→ Non-GAAP Reconciliation – Adjusted EBITDA By Segment

	Q4 2021				Q4 2020			
(In millions)	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 96.3				$ 57.3
Provision For Income Taxes				25.8				32.8
Income (Loss) Before Taxes	$ 148.9	$ (26.8)	$ -	$ 122.1	$ 90.6	$ (0.8)	$ 0.3	$ 90.1
Non-Floor Plan Interest	16.2	0.7	-	16.9	9.0	0.2	-	9.2
Depreciation And Amortization	23.4	4.9	-	28.3	21.1	2.9	-	24.0
Stock-Based Compensation Expense	3.8	-	-	3.8	3.2	-	-	3.2
Impairment Charges	-	0.1	-	0.1	1.2	-	-	1.2
Loss On Debt Extinguishment	15.6	-	-	15.6	-	-	-	-
Long-Term Compensation Charges	-	6.5	-	6.5	-	-	-	-
Acquisition and Disposition-Related (Gain) Loss	0.5	-	-	0.5	(0.8)	(5.2)	-	(6.0)
Adjusted EBITDA	$ 208.4	$ (14.6)	$ -	$ 193.8	$ 124.3	$ (2.9)	$ 0.3	$ 121.7

	Q3 2021				Q3 2020			
(In millions)	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 84.6				$ 59.8
Provision For Income Taxes				27.4				20.6
Income (Loss) Before Taxes	$ 145.1	$ (32.9)	$ (0.2)	$ 112.0	$ 80.4	$ 0.2	$ (0.2)	$ 80.4
Non-Floor Plan Interest	8.8	0.3	-	9.1	9.8	0.1	-	9.9
Depreciation And Amortization	21.9	4.0	-	25.9	21.0	2.8	-	23.8
Stock-Based Compensation Expense	3.7	-	-	3.7	3.2	-	-	3.2
Impairment Charges	-	-	-	-	-	-	-	-
Long-Term Compensation Charges	-	0.5	-	0.5	-	-	-	-
Gain On Franchise And Real Estate Disposals	(0.1)	(0.4)	-	(0.5)	(3.4)	-	-	(3.4)
Adjusted EBITDA	$ 179.4	$ (28.5)	$ (0.2)	$ 150.7	$ 111.0	$ 3.1	$ (0.2)	$ 113.9

36

Non-GAAP Reconciliation – Adjusted EBITDA By Segment

	Q2 2021				Q2 2020			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 113.8				$ 30.8
Provision For Income Taxes				37.0				6.3
Income (Loss) Before Taxes	$ 165.4	$ (14.4)	$ (0.2)	$ 150.8	$ 34.8	$ 2.6	$ (0.3)	$ 37.1
Non-Floor Plan Interest	8.9	0.3	-	9.2	9.0	0.2	-	9.2
Depreciation And Amortization	21.4	4.2	-	25.6	20.5	2.8	-	23.3
Stock-Based Compensation Expense	4.0	-	-	4.0	3.0	-	-	3.0
Impairment Charges	-	-	-	-	0.8	-	-	0.8
Long-Term Compensation Charges	-	0.5	-	0.5	-	-	-	-
Gain On Franchise And Real Estate Disposals	(0.4)	-	-	(0.4)	1.1	-	-	1.1
Adjusted EBITDA	$ 199.3	$ (9.4)	$ (0.2)	$ 189.7	$ 69.2	$ 5.6	$ (0.3)	$ 74.5

	Q1 2021				Q1 2020			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 54.2				$ (199.3)
Provision For Income Taxes				19.1				(44.2)
Income (Loss) Before Taxes	$ 70.5	$ 2.0	$ 0.8	$ 73.3	$ (245.3)	$ 2.1	$ (0.3)	$ (243.5)
Non-Floor Plan Interest	9.1	0.4	-	9.5	10.0	0.4	-	10.4
Depreciation And Amortization	21.2	3.3	-	24.5	20.1	2.7	-	22.8
Stock-Based Compensation Expense	3.5	-	-	3.5	2.4	-	-	2.4
Impairment Charges	-	-	-	-	268.0	-	-	268.0
Long-Term Compensation Charges	-	0.5	-	0.5	-	-	-	-
Gain On Franchise And Real Estate Disposals	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 104.3	$ 6.2	$ 0.8	$ 111.3	$ 55.2	$ 5.2	$ (0.3)	$ 60.1

37

Non-GAAP Reconciliation – Adjusted EBITDA By Segment

	Q4 2020 Franchised Dealerships Segment	Q4 2020 EchoPark Segment	Q4 2020 Discontinued Operations	Q4 2020 Total	Q4 2019 Franchised Dealerships Segment	Q4 2019 EchoPark Segment	Q4 2019 Discontinued Operations	Q4 2019 Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 57.3				$ 46.3
Provision For Income Taxes				32.8				14.7
Income (Loss) Before Taxes	$ 90.6	$ (0.8)	$ 0.3	$ 90.1	$ 75.5	$ (14.5)	$ -	$ 61.0
Non-Floor Plan Interest	9.0	0.2	-	9.2	12.2	0.4	-	12.6
Depreciation And Amortization	21.1	2.9	-	24.0	21.0	2.8	-	23.8
Stock-Based Compensation Expense	3.2	-	-	3.2	2.7	-	-	2.7
Impairment Charges	1.2	-	-	1.2	1.1	16.6	-	17.7
Loss On Debt Extinguishment	-	-	-	-	6.7	-	-	6.7
Gain On Franchise And Real Estate Disposals	(0.8)	(5.2)	-	(6.0)	(29.2)	-	-	(29.2)
Adjusted EBITDA	$ 124.3	$ (2.9)	$ 0.3	$ 121.7	$ 90.0	$ 5.3	$ -	$ 95.3

	Q3 2020 Franchised Dealerships Segment	Q3 2020 EchoPark Segment	Q3 2020 Discontinued Operations	Q3 2020 Total	Q3 2019 Franchised Dealerships Segment	Q3 2019 EchoPark Segment	Q3 2019 Discontinued Operations	Q3 2019 Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 59.8				$ 29.0
Provision For Income Taxes				20.6				11.3
Income (Loss) Before Taxes	$ 80.4	$ 0.2	$ (0.2)	$ 80.4	$ 38.4	$ 2.1	$ (0.2)	$ 40.3
Non-Floor Plan Interest	9.8	0.1	-	9.9	11.9	0.5	-	12.4
Depreciation And Amortization	21.0	2.8	-	23.8	21.6	2.7	-	24.3
Stock-Based Compensation Expense	3.2	-	-	3.2	2.7	-	-	2.7
Impairment Charges	-	-	-	-	-	1.1	-	1.1
Gain On Franchise Disposals	(3.4)	-	-	(3.4)	0.8	-	-	0.8
Adjusted EBITDA	$ 111.0	$ 3.1	$ (0.2)	$ 113.9	$ 75.4	$ 6.4	$ (0.2)	$ 81.6

Sonic Automotive EchoPark AUTOMOTIVE

38

Non-GAAP Reconciliation – Adjusted EBITDA By Segment

	Q2 2020				Q2 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 30.8				$ 26.6
Provision For Income Taxes				6.3				10.0
Income (Loss) Before Taxes	$ 34.8	$ 2.6	$ (0.3)	$ 37.1	$ 35.1	$ 1.7	$ (0.2)	$ 36.6
Non-Floor Plan Interest	9.0	0.2	-	9.2	12.6	0.4	-	13.0
Depreciation And Amortization	20.5	2.8	-	23.3	21.7	2.7	-	24.4
Stock-Based Compensation Expense	3.0	-	-	3.0	2.6	-	-	2.6
Impairment Charges	0.8	-	-	0.8	-	-	-	-
Gain On Franchise Disposals	1.1	-	-	1.1	0.4	-	-	0.4
Adjusted EBITDA	$ 69.2	$ 5.6	$ (0.3)	$ 74.5	$ 72.4	$ 4.8	$ (0.2)	$ 77.0

	Q1 2020				Q1 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ (199.3)				$ 42.2
Provision For Income Taxes				(44.2)				19.0
Income (Loss) Before Taxes	$ (245.3)	$ 2.1	$ (0.3)	$ (243.5)	$ 61.2	$ 0.2	$ (0.2)	$ 61.2
Non-Floor Plan Interest	10.0	0.4	-	10.4	11.8	0.5	-	12.3
Depreciation And Amortization	20.1	2.7	-	22.8	20.8	2.4	-	23.2
Stock-Based Compensation Expense	2.4	-	-	2.4	2.8	-	-	2.8
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(0.2)	-	-	(0.2)
Impairment Charges	268.0	-	-	268.0	-	1.9	-	1.9
Gain On Franchise Disposals	-	-	-	-	(46.7)	-	-	(46.7)
Adjusted EBITDA	$ 55.2	$ 5.2	$ (0.3)	$ 60.1	$ 49.7	$ 5.0	$ (0.2)	$ 54.5

Sonic Automotive EchoPark AUTOMOTIVE

39

Non-GAAP Reconciliation – Adjusted EBITDA By Segment

Q4 2019 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 46.3
Provision For Income Taxes				14.7
Income (Loss) Before Taxes	$ 75.5	$ (14.5)	$ -	$ 61.0
Non-Floor Plan Interest	12.2	0.4	-	12.6
Depreciation And Amortization	21.0	2.8	-	23.8
Stock-Based Compensation Expense	2.7	-	-	2.7
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-
Impairment Charges	1.1	16.6	-	17.7
Loss On Debt Extinguishment	6.7	-	-	6.7
Gain On Franchise Disposals	(29.2)	-	-	(29.2)
Adjusted EBITDA	$ 90.0	$ 5.3	$ -	$ 95.3

Q4 2018 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 21.8
Provision For Income Taxes				9.2
Income (Loss) Before Taxes	$ 37.4	$ (6.2)	$ (0.2)	$ 31.0
Non-Floor Plan Interest	12.9	0.4	0.1	13.4
Depreciation And Amortization	21.1	2.2	-	23.3
Stock-Based Compensation Expense	1.3	-	-	1.3
Loss (Gain) On Exit Of Leased Dealerships	(1.1)	-	0.1	(1.0)
Impairment Charges	14.1	1.5	-	15.6
Loss On Debt Extinguishment	-	-	-	-
Gain On Franchise Disposals	(0.2)	-	-	(0.2)
Adjusted EBITDA	$ 85.5	$ (2.1)	$ -	$ 83.4

Q3 2019 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 29.0
Provision For Income Taxes				$ 11.3
Income (Loss) Before Taxes	$ 38.4	$ 2.1	$ (0.2)	$ 40.3
Non-Floor Plan Interest	$ 11.9	$ 0.5	-	12.4
Depreciation And Amortization	$ 21.6	$ 2.7	-	24.3
Stock-Based Compensation Expense	$ 2.7	-	-	2.7
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-
Impairment Charges	-	$ 1.1	-	1.1
Gain On Franchise Disposals	$ 0.8	-	-	0.8
Adjusted EBITDA	$ 75.4	$ 6.4	$ (0.2)	$ 81.6

Q3 2018 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 15.1
Provision For Income Taxes				7.3
Income (Loss) Before Taxes	$ 28.1	$ (5.5)	$ (0.2)	$ 22.4
Non-Floor Plan Interest	12.3	0.5	0.1	12.9
Depreciation And Amortization	22.1	2.0	-	24.1
Stock-Based Compensation Expense	4.6	-	-	4.6
Loss (Gain) On Exit Of Leased Dealerships	-	-	0.1	0.1
Impairment Charges	-	-	-	-
Gain On Franchise Disposals	-	-	-	-
Adjusted EBITDA	$ 67.1	$ (3.0)	$ (0.0)	$ 64.1

40

Non-GAAP Reconciliation – Adjusted EBITDA By Segment

Q2 2019 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 26.6
Provision For Income Taxes				$ 10.0
Income (Loss) Before Taxes	$ 35.1	$ 1.7	$ (0.2)	$ 36.6
Non-Floor Plan Interest	$ 12.6	$ 0.4	-	13.0
Depreciation And Amortization	$ 21.7	$ 2.7	-	24.4
Stock-Based Compensation Expense	$ 2.6	-	-	2.6
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-
Impairment Charges	-	-	-	-
Long-Term Compensation Charges	-	-	-	-
Gain On Franchise Disposals	$ 0.4	-	-	0.4
Adjusted EBITDA	$ 72.4	$ 4.8	$ (0.2)	$ 77.0

Q2 2018 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 16.9
Provision For Income Taxes				8.1
Income (Loss) Before Taxes	$ 53.2	$ (27.8)	$ (0.4)	$ 25.0
Non-Floor Plan Interest	12.3	0.4	0.1	12.8
Depreciation And Amortization	22.8	1.9	-	24.7
Stock-Based Compensation Expense	3.0	-	-	3.0
Loss (Gain) On Exit Of Leased Dealerships	(2.6)	-	0.1	(2.5)
Impairment Charges	10.3	-	-	10.3
Long-Term Compensation Charges	-	23.3	-	23.3
Gain On Franchise Disposals	(38.0)	-	-	(38.0)
Adjusted EBITDA	$ 61.0	$ (2.2)	$ (0.2)	$ 58.6

Q1 2019 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 42.2
Provision For Income Taxes				19.0
Income (Loss) Before Taxes	$ 61.2	$ 0.2	$ (0.2)	$ 61.2
Non-Floor Plan Interest	11.8	0.5	-	12.3
Depreciation And Amortization	20.8	2.4	-	23.2
Stock-Based Compensation Expense	2.8	-	-	2.8
Loss (Gain) On Exit Of Leased Dealerships	(0.2)	-	-	(0.2)
Impairment Charges	-	1.9	-	1.9
Long-Term Compensation Charges	-	-	-	-
Gain On Franchise Disposals	(46.7)	-	-	(46.7)
Adjusted EBITDA	$ 49.7	$ 5.0	$ (0.2)	$ 54.5

Q1 2018 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ (2.2)
Provision For Income Taxes				(1.9)
Income (Loss) Before Taxes	$ 10.8	$ (14.7)	$ (0.2)	$ (4.1)
Non-Floor Plan Interest	12.4	0.3	0.1	12.8
Depreciation And Amortization	22.8	1.7	-	24.5
Stock-Based Compensation Expense	3.0	-	-	3.0
Loss (Gain) On Exit Of Leased Dealerships	5.0	-	0.1	5.1
Impairment Charges	3.6	0.1	-	3.7
Long-Term Compensation Charges	-	9.2	-	9.2
Gain On Franchise Disposals	(1.2)	-	-	(1.2)
Adjusted EBITDA	$ 56.4	$ (3.4)	-	$ 53.0

41

Non-GAAP Reconciliation – Adjusted EBITDA By Segment

	Q4 2018				Q4 2017			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 21.8				$ 62.0
Provision For Income Taxes				9.2				(8.4)
Income (Loss) Before Taxes	$ 37.4	$ (6.2)	$ (0.2)	$ 31.0	$ 57.8	$ (4.0)	$ (0.2)	$ 53.6
Non-Floor Plan Interest	12.9	0.4	0.1	13.4	12.4	0.3	0.1	12.8
Depreciation And Amortization	21.1	2.2	-	23.3	22.6	1.3	-	23.9
Stock-Based Compensation Expense	1.3	-	-	1.3	2.2	-	-	2.2
Loss (Gain) On Exit Of Leased Dealerships	(1.1)	-	0.1	(1.0)	-	-	0.1	0.1
Impairment Charges	14.1	1.5	-	15.6	6.1	-	-	6.1
Long-Term Compensation Charges	-	-	-	-	-	1.3	-	1.3
Gain On Franchise Disposals	(0.2)	-	-	(0.2)	(1.5)	-	-	(1.5)
Adjusted EBITDA	$ 85.5	$ (2.1)	$ -	$ 83.4	$ 99.6	$ (1.1)	$ 0.0	$ 98.5

	Q3 2018				Q3 2017			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 15.1				$ 19.4
Provision For Income Taxes				7.3				13.9
Income (Loss) Before Taxes	$ 28.1	$ (5.5)	$ (0.2)	$ 22.4	$ 38.2	$ (4.4)	$ (0.5)	$ 33.3
Non-Floor Plan Interest	12.3	0.5	0.1	12.9	12.1	0.3	0.1	12.5
Depreciation And Amortization	22.1	2.0	-	24.1	22.2	1.3	-	23.5
Stock-Based Compensation Expense	4.6	-	-	4.6	3.2	-	-	3.2
Loss (Gain) On Exit Of Leased Dealerships	-	-	0.1	0.1	(0.2)	-	0.4	0.2
Impairment Charges	-	-	-	-	0.2	-	-	0.2
Gain On Franchise Disposals	-	-	-	-	(8.5)	-	-	(8.5)
Adjusted EBITDA	$ 67.1	$ (3.0)	$ (0.0)	$ 64.1	$ 67.2	$ (2.8)	$ -	$ 64.4

42

® ®

® Investor Relations Contacts: Sonic Automotive Inc. (NYSE: SAH) Danny Wieland, Vice President, Investor Relations & Financial Reporting ir@sonicautomotive.com (704) 927-3462 KCSA Strategic Communications David Hanover / Scott Eckstein sonic@kcsa.com (212) 896-1220